GoalMine Fixed Income Fund

(a series of Northern Lights Fund Trust)

Supplement dated May 29, 2012 (effective at the close of business) to the Prospectus dated May 16, 2011

The Board of Trustees of the GoalMine Fixed Income Fund (the “Fund”), a separate series of the Northern Lights Fund Trust, has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on June 29, 2012.  The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

On or about May 29, 2012, the Fund will no longer pursue its stated investment objective and begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Existing shareholders as of May 31st, 2012 will be able to purchase additional shares in the Fund until 4:00 P.M. Eastern Time on June 22, 2012.  Shares of the Fund are otherwise not available for purchase as of June 1, 2012.

After May 29, 2012 and prior to June 29, 2012, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. You may choose to redeem your shares as a “redemption in kind” as per the Prospectus.  You may incur transaction expenses in converting these securities to cash if you choose to do an in-kind redemption.  Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE FUND PRIOR TO 4:00 P.M. EASTERN TIME ON JUNE 29, 2012, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT EITHER BY CHECK TO THE ADDRESS OF RECORD OR VIA ACH TO THE BANK ACCOUNT ON RECORD.  The Fund reserves its right to redeem large shareholders in kind. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1.888.253.4625.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated May 16, 2011, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated May 16, 2011 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1.888.253.4625.